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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 1998





                              STARBUCKS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          WASHINGTON                    0-20322                  91-1325671
 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)




                             2401 Utah Avenue South
                            Seattle, Washington 98134
  (Address of principal executive offices, including zip code, of Registrants)

                                 (206) 447-1575
              (Registrants' telephone number, including area code)


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ITEM 5. OTHER EVENTS

        Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the text of a press release of Starbucks Corporation, dated April 29, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

    (c)  EXHIBITS
         99.1  Press Release dated April 29, 1998.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Starbucks Corporation
                                              (Registrant)



Dated:  May 12, 1998                          By:  /s/  MICHAEL CASEY
                                                 -------------------------------
                                                   Michael Casey
                                                   executive vice president,
                                                     chief financial officer
                                                     and chief administrative
                                                     officer